(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
October 31, 2001


Merrill Lynch
Municipal Strategy
Fund, Inc.


www.mlim.ml.com


Merrill Lynch Municipal Strategy Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Municipal
Strategy Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.


To Our
Shareholders


We are providing to you the financial information of Merrill Lynch Municipal Strategy Fund, Inc. as of October 31, 2001, the Fund's fiscal year-end period.

On November 19, 2001, substantially all of the assets of Merrill Lynch Municipal Strategy Fund, Inc. were acquired by MuniYield Fund, Inc. in exchange for newly issued shares of MuniYield Fund, Inc. pursuant to a plan of reorganization approved by the Fund's Board of Directors and shareholders.

We thank you for your support of Merrill Lynch Municipal Strategy
Fund, Inc., and we look forward to serving your investment needs as a shareholder of MuniYield Fund, Inc.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



November 28, 2001



Proxy
Results


During the six-month period ended November 30, 2001, Merrill Lynch Municipal Strategy Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at the shareholders' meeting on November 9, 2001. The description of the proposal and number of shares voted are as follows:

                                                             Shares Voted     Shares Voted   Shares Voted
                                                                 For            Against        Abstain
1. To ratify the plan of reorganization between the
   Fund and MuniYield Fund, Inc.                              4,192,332          97,450         78,076


During the six-month period ended November 30, 2001, Merrill Lynch
Municipal Strategy Fund, Inc.'s Auction Market Preferred Stock shareholders voted on the following proposal. The proposal was approved at the shareholders' meeting on November 9, 2001. The description of the proposal and number of shares voted are as follows:

                                                             Shares Voted   Shares Withheld
                                                                 For          From Voting
1. To ratify the plan of reorganization between the
   Fund and MuniYield Fund, Inc.                                 670               1


Merrill Lynch Municipal Strategy Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                S&P     Moody's        Face
STATE         Ratings   Ratings       Amount   Issue                                                                 Value
Alabama--       A1        VMIG1++     $   100  Columbia, Alabama, IDB, PCR, Refunding (Alabama Power
0.1%                                           Company Project), VRDN, Series E, 2.15% due 10/01/2022 (g)          $    100

Arizona--                                      Phoenix, Arizona, IDA, Airport Facility Revenue
1.6%                                           Refunding Bonds (America West Airlines Inc. Project), AMT:
                NR*       Caa2          2,000     6.25% due 6/01/2019                                                 1,060
                NR*       Caa2          1,600     6.30% due 4/01/2023                                                   848

California--    AAA       Aaa           1,560  Centinela Valley, California, Union High School District,
3.7%                                           GO, Series A, 5.875% due 8/01/2024 (a)                                 1,708
                                               Los Angeles County, California, Schools Regionalized
                                               Business Services, COP, Pooled Financing, Series A (c):
                AAA       Aaa           1,430     5.90%** due 8/01/2019                                                 578
                AAA       Aaa           2,510     6%** due 8/01/2029                                                    575
                AA        Aa3           1,250  Sacramento County, California, Sanitation District
                                               Financing Authority, Revenue Refunding Bonds, Trust
                                               Receipts, Class R, Series A, 9.789% due 12/01/2019 (e)                 1,492

Colorado--      NR*       Aaa           4,430  Broomfield, Colorado, Open Space Park and Recreational
7.8%                                           Facilities, COP, 5.75% due 12/01/2014 (c)                              4,951
                AA        Aa2           1,500  Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT,
                                               Series D-2, 6.90% due 4/01/2029                                        1,728
                NR*       NR*           1,500  Denver, Colorado, Urban Renewal Authority, Tax Increment
                                               Revenue Bonds (Pavilions), AMT, 7.75% due 9/01/2016                    1,623
                NR*       NR*             905  Elk Valley, Colorado, Public Improvement Revenue Bonds
                                               (Public Improvement Fee), Series A, 7.35% due 9/01/2031                  894

Connecticut--   NR*       NR*             725  Connecticut State Development Authority, IDR
3.7%                                           (AFCO Cargo BDL-LLC Project), AMT, 7.35% due 4/01/2010                   731
                A1+       VMIG1++         900  Connecticut State Health and Educational Facilities
                                               Authority Revenue Bonds (Yale University), VRDN,
                                               Series T-1, 2% due 7/01/2029 (g)                                         900
                NR*       Aaa           2,175  Connecticut State Special Tax Obligation Revenue Bonds,
                                               RIB, Series 372, 9.74% due 12/01/2017 (b)(e)                           2,702

Florida--3.6%   NR*       NR*           2,500  Hillsborough County, Florida, IDA, Exempt Facilities
                                               Revenue Bonds (National Gypsum), AMT, Series A, 7.125%
                                               due 4/01/2030                                                          2,054
                NR*       VMIG1++         200  Hillsborough County, Florida, IDA, PCR, Refunding (Tampa
                                               Electric Company Project), VRDN, 2.15% due 9/01/2025 (g)                 200
                A1        VMIG1++         200  Martin County, Florida, PCR, Refunding (Florida Power &
                                               Light Company Project), VRDN, 2.20% due 7/15/2022 (g)                    200
                AAA       Aaa           1,700  Pinellas County, Florida, Housing Authority, Housing
                                               Revenue Bonds (Affordable Housing Program), 4.60% due
                                               12/01/2010 (d)                                                         1,768

Georgia--3.4%   NR*       NR*             600  Atlanta, Georgia, Tax Allocation Revenue Bonds
                                               (Atlantic Station Project), 7.90% due 12/01/2024                         596
                AAA       Aa2           3,250  Georgia State, HFA, S/F Mortgage Revenue Refunding Bonds,
                                               Series A, Sub-Series A-1, 6.125% due 12/01/2015 (h)                    3,375

Illinois--      NR*       B2              875  Beardstown, Illinois, IDR (Jefferson Smurfit Corp. Project),
4.7%                                           8% due 10/01/2016                                                        910
                AAA       Aaa           3,285  Illinois Development Finance Authority Revenue Bonds
                                               (Presbyterian Home Lake Project), Series B, 6.30% due
                                               9/01/2022 (d)                                                          3,535
                NR*       Ba3           1,250  Illinois Health Facilities Authority Revenue Bonds
                                               (Holy Cross Hospital Project), 6.70% due 3/01/2014                     1,049

Louisiana--     BB-       NR*           4,000  Port New Orleans, Louisiana, IDR, Refunding
3.3%                                           (Continental Grain Company Project), 6.50% due 1/01/2017               3,917

Maryland--      NR*       NR*           3,000  Maryland State Energy Financing Administration, Limited
2.7%                                           Obligation Revenue Bonds (Cogeneration-AES Warrior Run),
                                               AMT, 7.40% due 9/01/2019                                               3,159

Michigan--      A-        A3            2,100  Michigan State Strategic Fund, Limited Obligation Revenue
1.8%                                           Refunding Bonds (Detroit Edison Pollution Control),
                                               Series C, 5.45% due 9/01/2029                                          2,124

Minnesota--     NR*       Aaa             420  Eden Prairie, Minnesota, M/F Housing Revenue Bonds
1.3%                                           (Rolling Hills Project), Series A, 6% due 8/20/2021 (k)                  458
                NR*       Aa3           1,000  Minneapolis, Minnesota, M/F Housing Revenue Bonds
                                               (Gaar Scott Loft Project), AMT, 5.95% due 5/01/2030                    1,039

Mississippi--   BBB-      Ba1           3,150  Mississippi Business Finance Corporation, Mississippi,
2.6%                                           PCR, Refunding (System Energy Resources Inc. Project),
                                               5.875% due 4/01/2022                                                   3,111

New York--      NR*       Aaa           3,000  New York City, New York, City Municipal Water Finance
15.2%                                          Authority, Water and Sewer System Revenue Bonds, RITR,
                                               Series 11, 9.37% due 6/15/2026 (d)(e)                                  3,789
                                               New York City, New York, GO, Refunding, Series G:
                AAA       Aaa           2,090     5.75% due 2/01/2014 (a)                                             2,272
                AAA       Aaa           2,000     5.75% due 2/01/2014 (b)                                             2,176
                AAA       Aaa           1,805  New York State Environmental Facilities Corporation, State
                                               Clean Water and Drinking Revenue Bonds, Pooled Financing,
                                               Series B, 5.375% due 11/15/2017                                        1,916
                                               New York State Thruway Authority, Highway and Bridge
                                               Trust Fund Revenue Bonds, Series A (d):
                AAA       Aaa           2,850     6% due 4/01/2015                                                    3,248
                AAA       Aaa           2,625     6% due 4/01/2016                                                    2,972
                AAA       NR*           1,425  Port Authority of New York and New Jersey, Special
                                               Obligation Revenue Bonds, DRIVERS, AMT, Series 192, 9.25%
                                               due 12/01/2025 (a)(e)                                                  1,533



Portfolio
Abbreviations


To simplify the listings of Merrill Lynch Municipal Strategy Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes



Merrill Lynch Municipal Strategy Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                S&P     Moody's        Face
STATE         Ratings   Ratings       Amount   Issue                                                                 Value
North           AA        Aa2         $ 1,700  North Carolina HFA, S/F Revenue Bonds, Series II,
Carolina--                                     6.20% due 3/01/2016 (h)                                             $  1,804
1.5%

Ohio--6.0%                                     Bowling Green State University, Ohio, General Receipt
                                               Revenue Bonds (b):
                AAA       Aaa           1,125     5.75% due 6/01/2013                                                 1,266
                AAA       Aaa           1,040     5.75% due 6/01/2014                                                 1,164
                AA        Aa3           3,470  Ohio State Turnpike Commission, Turnpike Revenue Bonds,
                                               5.50% due 2/15/2026                                                    3,629
                AAA       Aaa           1,000  Summit County, Ohio, Port Authroity Revenue Bonds
                                               (Civic Theatre Project), 5.50% due 12/01/2026 (c)                      1,049

Oklahoma--      AAA       NR*           1,650  Holdenville, Oklahoma, Industrial Authority, Correctional
1.6%                                           Facility Revenue Bonds, 6.6% due 7/01/2006 (f)(i)                      1,911

Pennsylvania    AAA       Aaa           4,200  Delaware River Port Authority of Pennsylvania
--7.1%                                         and New Jersey Revenue Bonds, 5.75% due 1/01/2015 (d)                  4,655
                                               Pennsylvania Economic Development Financing Authority,
                                               Exempt Facilities Revenue Bonds (National Gypsum Company),
                                               AMT:
                NR*       NR*           1,750     Series A, 6.25% due 11/01/2027                                      1,284
                NR*       NR*           2,000     Series B, 6.125% due 11/01/2027                                     1,441
                NR*       NR*           1,000  Philadelphia, Pennsylvania, Authority for IDR, Refunding,
                                               Commercial Development (Doubletree), Series A, 6.50% due
                                               10/01/2027                                                             1,008

South           AAA       Aaa           1,000  Fairfield County, South Carolina, PCR (South Carolina
Carolina--                                     Electric and Gas), 6.50% due 9/01/2014 (a)                             1,061
0.9%

Tennessee--     NR*       NR*           1,610  Hardeman County, Tennessee, Correctional Facilities
1.4%                                           Corporation Revenue Bonds, 7.75% due 8/01/2017                         1,604

Texas--4.2%     BBB-      Baa3          1,050  Austin, Texas, Convention Enterprises Inc., Convention
                                               Center Revenue Bonds, First Tier, Series A, 6.70% due
                                               1/01/2032                                                              1,074
                A1+       VMIG1++         200  Harris County, Texas, Health Facilities Development
                                               Corporation, Hospital Revenue Bonds (Texas Children's
                                               Hospital), VRDN, Series B-1, 2.10% due 10/01/2029 (a)(g)                 200
                BB-       B2            2,000  Houston, Texas, Airport System, Special Facilities
                                               Revenue Bonds (Continental Airlines), AMT, Series E,
                                               6.75% due 7/01/2029                                                    1,527
                BBB-      Baa2          2,000  Lower Colorado River Authority, Texas, PCR (Samsung
                                               Austin Semiconductor), AMT, 6.95% due 4/01/2030                        2,103

Utah--0.0%      NR*       NR*           1,000  Tooele County, Utah, PCR, Refunding (Laidlaw Environmental),
                                               AMT, Series A, 7.55% due 7/01/2027 (j)                                     8

Virginia--      AAA       Aaa           5,000  Fairfax County, Virginia, EDA, Resource Recovery Revenue
7.6%                                           Refunding Bonds, AMT, Series A, 6.10% due 2/01/2011 (c)                5,786
                NR*       NR*           1,750  Peninsula Ports Authority, Virginia, Revenue Refunding
                                               Bonds (Port Facility--Zeigler Coal), 6.90% due 5/02/2022 (j)           1,116
                                               Pocahontas Parkway Association, Virginia, Toll Road
                                               Revenue Bonds:
                NR*       Ba1           6,200     First Tier, Sub-Series C, 6.25%** due 8/15/2031                       450
                BBB-      Baa3         11,960     Senior Series B, 5.95%** due 8/15/2029                              1,588

Wisconsin--     NR*       Aaa           3,675  Milwaukee County, Wisconsin, Airport Revenue Bonds, AMT,
3.4%                                           Series A, 6% due 12/01/2019 (b)                                        3,957

Wyoming--       AA        NR*           2,500  Wyoming Student Loan Corporation, Student Loan Revenue
2.2%                                           Refunding Bonds, Series A, 6.20% due 6/01/2024                         2,639

Puerto          AAA       Aaa           2,500  Puerto Rico Commonwealth, Highway and Transportation
Rico--8.0%                                     Authority, Transportation Revenue Bonds, Trust Receipts,
                                               Class R, Series B, 9.527% due 7/01/2035 (a)(e)                         3,103
                                               Puerto Rico Commonwealth, Public Improvement, GO,
                                               Refunding, Series A:
                A         Baa1          1,500     5.50% due 7/01/2015                                                 1,658
                A         Baa1          1,000     5.50% due 7/01/2016                                                 1,101
                                               Puerto Rico Commonwealth, Public Improvement, GO, Series A:
                A         Baa1          1,000     5.375% due 7/01/2028                                                1,036
                A         Baa1          2,500     5.125% due 7/01/2031                                                2,520

                Total Investments (Cost--$116,699)--99.4%                                                           117,033
                Other Assets Less Liabilities--0.6%                                                                     685
                                                                                                                   --------
                Net Assets--100.0%                                                                                 $117,718
                                                                                                                   ========

(a)MBIA Insured.
(b)FGIC Insured.
(c)AMBAC Insured.
(d)FSA Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
(f)Connie Lee Insured.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
(h)FHA Insured.
(i)Prerefunded.
(j)Non-income producing security.
(k)GNMA Collateralized.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte &
Touche LLP.

See Notes to Financial Statements.


Merrill Lynch Municipal Strategy Fund, Inc., October 31, 2001


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL


                As of October 31, 2001
Assets:         Investments, at value (identified cost--$116,698,850)                                        $  117,032,783
                Cash                                                                                                 85,814
                Interest receivable                                                                               1,785,296
                Prepaid registration fees and other assets                                                           27,129
                                                                                                             --------------
                Total assets                                                                                    118,931,022
                                                                                                             --------------

Liabilities:    Payables:
                   Securities purchased                                                           894,077
                   Dividends to shareholders                                                      178,199
                   Investment advisory fees                                                        39,934
                   Administration fees                                                             24,959         1,137,169
                                                                                             ------------
                Accrued expenses and other liabilities                                                               75,519
                                                                                                             --------------
                Total liabilities                                                                                 1,212,688
                                                                                                             --------------

Net Assets:     Net assets                                                                                   $  117,718,334
                                                                                                             ==============

Capital:        Capital Stock (200,000,000 shares authorized):
                   Preferred Stock, par value $.10 per share (1,720 shares of Series A
                   AMPS*issued and outstanding at $25,000 per share liquidation preference)                  $   43,000,000
                   Common Stock, par value $.10 per share (8,018,644 shares issued
                   and outstanding)                                                          $    801,864
                Paid-in capital in excess of par                                               85,731,658
                Accumulated realized capital losses on investments--net                       (9,022,635)
                Accumulated distributions in excess of realized capital gains
                on investments--net                                                           (3,126,486)
                Unrealized appreciation on investments--net                                       333,933
                                                                                             ------------
                Total--Equivalent to $9.32 net asset value per share of Common Stock                             74,718,334
                                                                                                             --------------
                Total capital                                                                                $  117,718,334
                                                                                                             ==============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


STATEMENT OF OPERATIONS


                For the Year Ended October 31, 2001
Investment      Interest and amortization of premium and discount earned                                     $    7,108,495
Income:

Expenses:       Investment advisory fees                                                     $    609,579
                Administrative fees                                                               304,790
                Professional fees                                                                 235,843
                Transfer agent fees                                                               125,053
                Commission fees                                                                   109,180
                Printing and shareholder reports                                                   63,758
                Registration fees                                                                  55,951
                Accounting services                                                                41,222
                Directors' fees and expenses                                                       37,025
                Custodian fees                                                                     12,727
                Pricing fees                                                                        9,705
                Amortization of organization expenses                                                 340
                Other                                                                              57,218
                                                                                             ------------
                Total expenses before reimbursement                                             1,662,391
                Reimbursement of expenses                                                       (121,916)
                                                                                             ------------
                Total expenses after reimbursement                                                                1,540,475
                                                                                                             --------------
                Investment income--net                                                                            5,568,020
                                                                                                             --------------

Realized &      Realized gain on investments--net                                                                   315,121
Unrealized      Change in unrealized appreciation/depreciation on investments--net                                4,630,998
Gain on                                                                                                      --------------
Investments--   Net Increase in Net Assets Resulting from Operations                                         $   10,514,139
Net:                                                                                                         ==============

See Notes to Financial Statements.


Merrill Lynch Municipal Strategy Fund, Inc., October 31, 2001


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                      For the Year
                                                                                                   Ended October 31,
                Increase (Decrease) in Net Assets:                                               2001               2000
Operations:     Investment income--net                                                     $    5,568,020    $    7,463,924
                Realized gain (loss) on investments--net                                          315,121       (7,857,686)
                Change in unrealized appreciation/depreciation on investments--net              4,630,998         6,239,229
                                                                                           --------------    --------------
                Net increase in net assets resulting from operations                           10,514,139         5,845,467
                                                                                           --------------    --------------

Dividends &     Investment income--net:
Distributions      Common Stock                                                               (4,265,584)       (5,136,655)
to                 Preferred Stock                                                            (1,289,031)       (2,346,958)
Shareholders:   In excess of realized gain on investments--net:
                   Common Stock                                                                  (24,431)                --
                   Preferred Stock                                                               (11,146)                --
                                                                                           --------------    --------------
                Net decrease in net assets resulting from dividends and
                distributions to shareholders                                                 (5,590,192)       (7,483,613)
                                                                                           --------------    --------------

Capital Stock   Net decrease in Preferred Stock transactions                                  (1,900,000)      (13,100,000)
Transactions:   Net decrease in Common Stock transactions                                    (15,599,611)      (15,141,666)
                                                                                           --------------    --------------
                Net decreasein net assets derived from capital stock transactions            (17,499,611)      (28,241,666)
                                                                                           --------------    --------------

Net Assets:     Total decrease in net assets                                                 (12,575,664)      (29,879,812)
                Beginning of year                                                             130,293,998       160,173,810
                                                                                           --------------    --------------
                End of year*                                                               $  117,718,334    $  130,293,998
                                                                                           ==============    ==============

                *Undistributed investment income--net                                                  --    $          642
                                                                                           ==============    ==============

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information
provided in the financial statements.
                                                                                    For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2001         200          1999         1998          1997
Per Share       Net asset value, beginning of year            $    8.75    $    8.89    $   10.96    $   10.87    $   10.17
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .65          .72          .71          .73          .75
                Realized and unrealized gain (loss)
                on investments--net                                 .57        (.14)       (1.75)          .35          .70
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                   1.22          .58       (1.04)         1.08         1.45
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions to
                Common Stock shareholders:
                   Investment income--net                         (.50)        (.49)        (.58)        (.60)        (.59)
                   Realized gain on investments--net                 --           --           --        (.19)           --
                   In excess of realized gain on
                   investments--net                                --++           --        (.27)           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions to
                Common Stock shareholders                         (.50)        (.49)        (.85)        (.79)        (.59)
                                                              ---------    ---------    ---------    ---------    ---------
                Effect of Preferred Stock:
                   Dividends and distributions to
                      Preferred Stock shareholders:
                      Investment income--net                      (.15)        (.23)        (.13)        (.13)        (.16)
                      Realized gain on investments--net              --           --           --        (.07)           --
                      In excess of realized gain
                      on investments--net                          --++           --        (.05)           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total effect of Preferred Stock                   (.15)        (.23)        (.18)        (.20)        (.16)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $    9.32    $    8.75    $    8.89    $   10.96    $   10.87
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share               12.44%        4.09%     (11.94%)        8.28%       13.08%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios Based    Total expenses, net of reimbursement**            1.95%        1.88%        1.75%        1.61%        1.37%
on Average                                                    =========    =========    =========    =========    =========
Net Assets      Total expenses**                                  2.11%        2.04%        1.90%        1.80%        1.83%
of Common                                                     =========    =========    =========    =========    =========
Stock:          Total investment income--net**                    7.06%        8.14%        6.98%        6.65%        7.14%
                                                              =========    =========    =========    =========    =========
                Amount of dividends to Preferred
                Stock shareholders                                1.63%        2.56%        1.31%        1.21%        1.53%
                                                              =========    =========    =========    =========    =========
                Investment income--net, to Common
                Stock shareholders                                5.43%        5.58%        5.67%        5.44%        5.61%
                                                              =========    =========    =========    =========    =========

Ratios Based    Total expenses, net of reimbursement              1.26%        1.15%        1.17%        1.12%         .96%
on Total                                                      =========    =========    =========    =========    =========
Average Net     Total expenses                                    1.36%        1.25%        1.27%        1.25%        1.28%
Assets:**++++                                                 =========    =========    =========    =========    =========
                Total investment income--net                      4.57%        4.99%        4.66%        4.61%        5.01%
                                                              =========    =========    =========    =========    =========

Ratios Based    Dividends to Preferred Stock Shareholders         2.99%        4.05%        2.63%        2.75%        3.58%
on Average                                                    =========    =========    =========    =========    =========
Net Assets
of Preferred
Stock:

Supplemental    Net assets, net of Preferred Stock,
Data:           end of year (in thousands)                    $  74,718    $  85,394    $ 102,174    $ 115,339    $ 101,463
                                                              =========    =========    =========    =========    =========
                Preferred Stock outstanding,
                end of year (in thousands)                    $  43,000    $  44,900    $  58,000    $  48,000    $  48,000
                                                              =========    =========    =========    =========    =========
                Portfolio turnover                               44.94%      115.52%      158.57%      141.53%      144.34%
                                                              =========    =========    =========    =========    =========

Leverage:       Asset coverage per $1,000                     $   2,738    $   2,902    $   2,762    $   3,403    $   3,114
                                                              =========    =========    =========    =========    =========

Dividends Per   Investment income--net                        $     749    $   1,015    $     644    $     533    $     897
Share On                                                      =========    =========    =========    =========    =========
Preferred
Stock
Outstanding:

*Total investment returns exclude the effects of the contingent deferred sales charge, if any. The Fund is a continuously offered, closed-end fund, the shares of which are offered at net asset value.
Therefore, no separate market exists. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
**Do not reflect the effect of dividends to Preferred Stock shareholders.
++Amount is less than $.01 per share.
++++Includes Common and Preferred Stock average net assets.

See Notes to Financial Statements.


Merrill Lynch Municipal Strategy Fund, Inc., October 31, 2001


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Municipal Strategy Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $9,500 increase to the cost of securities and a corresponding $9,500 decrease to net unrealized appreciation, based on debt securities held as of October 31, 2001.

(e) Deferred organization and prepaid registration fees--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $24,370 have been reclassified between accumulated net realized capital losses and undistributed net investment income and $38,417 has been reclassified between undistributed net investment income and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. For the year ended October 31, 2001, FAM earned fees of $609,579, of which $121,916 was waived.

The Fund also has entered into an Administrative Services Agreement with FAM whereby FAM will receive a fee equal to an annual rate of .25% of the Fund's average daily net assets, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

For the year ended October 31, 2001, FAM Distributors Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., earned early withdrawal charges of $71,247 relating to the tender of the Fund's shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended October 31, 2001, the Fund reimbursed FAM an aggregate of $9,195 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2001 were $52,681,150 and $68,020,109, respectively.

Net realized gains (losses) for the year ended October 31, 2001 and net unrealized gains as of October 31, 2001, were as follows:


                                      Realized       Unrealized
                                   Gains (Losses)      Gains

Long-term investments             $    353,234     $    333,933
Financial futures contracts           (38,113)               --
                                  ------------     ------------
Total                             $    315,121     $    333,933
                                  ============     ============


As of October 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $320,186 of which $6,505,220 related to appreciated securities and $6,185,034 related to depreciated securities. The aggregate cost of investments at October 31, 2001 for Federal income tax purposes was $116,712,597.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Transactions in Common Stock were as follows:


For the Year Ended                                    Dollar
October 31, 2001                        Shares        Amount

Shares sold                            279,048   $    2,553,253
Shares issued to shareholders
in reinvestment of dividends
and distributions                      125,017        1,142,763
                                  ------------   --------------
Total issued                           404,065        3,696,016
Shares tendered                    (2,141,209)     (19,295,627)
                                  ------------   --------------
Net decrease                       (1,737,144)   $ (15,599,611)
                                  ============   ==============



Merrill Lynch Municipal Strategy Fund, Inc., October 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)


For the Year Ended                                    Dollar
October 31, 2000                        Shares        Amount

Shares sold                            630,905   $    5,502,348
Shares issued to shareholders
in reinvestment of dividends           179,287        1,561,399
                                  ------------   --------------
Total issued                           810,192        7,063,747
Shares tendered                    (2,553,660)     (22,205,413)
                                  ------------   --------------
Net decrease                       (1,743,468)   $ (15,141,666)
                                  ============   ==============



Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 2001 was 1.85%.

In connection with the offering of AMPS, the Board of Directors reclassified 40,000 shares of unissued capital stock as AMPS. AMPS shares outstanding during the years ended October 31, 2001 and October 31, 2000 decreased by 76 and 524 shares, respectively, as a result of shares retired.

The Fund pays commissions to certain broker dealers at the end of each auction at an annual rate ranging from .25% to 1.00%, calculated on the proceeds of each auction. For the year ended
October 31, 2001, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $101,757 as commissions.


5. Capital Loss Carryforward:
At October 31, 2001, the Fund had a net capital loss carryforward of approximately $11,865,000, of which $3,892,000 expires in 2007 and $7,973,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Reorganization Plan:
On June 20, 2001, the Fund's Board of Directors approved a plan of reorganization whereby MuniYield Fund, Inc. would acquire all of the assets and would assume all of the liabilities of the Fund in exchange for newly issued shares of MuniYield Fund, Inc. The Funds are registered, non-diversified, closed end management investment companies. Both entities have a similar investment objective and are managed by FAM.

On November 19, 2001, MuniYield Fund, Inc. acquired all of the net assets of the Fund pursuant to the plan of reorganization approved by the Fund's Board of Directors and shareholders.



INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Municipal Strategy Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Merrill Lynch Municipal Strategy Fund, Inc. as of October 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Municipal Strategy Fund, Inc. as of October 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
December 7, 2001



Merrill Lynch Municipal Strategy Fund, Inc., October 31, 2001


IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by Merrill Lynch Municipal Strategy Fund, Inc. during its taxable year ended
October 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:

                                        Payable         Ordinary
                                          Date           Income

Common Stock Shareholders              12/29/2000       $0.002710
Preferred Stock Shareholders           12/07/2000       $6.48


All of the net investment income distributions paid by Merrill Lynch Municipal Strategy Fund, Inc. during its taxable period ended
November 19, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agent

Common Stock:
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286